Exhibit 99.2

Corporate Overview September 2020

Forward - Looking Statements 2 © 2020 Zynerba Pharmaceuticals, Inc. All rights reserved. Zynerba and Zygel are trademarks of Zynerba Pharmaceuticals, Inc. All other trademarks and registered trademarks are property of their respective owners. trademarks are property of their respective owners. THE STATEMENTS IN THIS PRESENTATION MAY INCLUDE FORWARD - LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS, AMONG OTHER THINGS RELATE TO THE FUTURE OPERATIONS, OPPORTUNITIES OR FINANCIAL PERFORMANCE OF ZYNERBA PHARMACEUTICALS, INC. WE MAY, IN SOME CASES, USE TERMS SUCH AS “PREDICTS,” “BELIEVES,” “POTENTIAL,” “PROPOSED,” “CONTINUE,” “ESTIMATES,” “ANTICIPATES,” “EXPECTS,” “PLANS,” “INTENDS,” “MAY,” “COULD,” “MIGHT,” “WILL,” “SHOULD” OR OTHER WORDS THAT CONVEY UNCERTAINTY OF FUTURE EVENTS OR OUTCOMES TO IDENTIFY THESE FORWARD - LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO NUMEROUS IMPORTANT FACTORS, RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL EVENTS OR RESULTS TO DIFFER MATERIALLY FROM THE COMPANY’S CURRENT EXPECTATIONS, INCLUDING THE FOLLOWING: THE COMPANY’S CASH AND CASH EQUIVALENTS MAY NOT BE SUFFICIENT TO SUPPORT ITS OPERATING PLAN FOR AS LONG AS ANTICIPATED; THE RESULTS, COST AND TIMING OF THE COMPANY’S CLINICAL DEVELOPMENT PROGRAMS, INCLUDING ANY DELAYS TO SUCH CLINICAL TRIALS RELATING TO ENROLLMENT OR SITE INITIATION; CLINICAL RESULTS FOR THE COMPANY’S PRODUCT CANDIDATES MAY NOT BE REPLICATED OR CONTINUE TO OCCUR IN ADDITIONAL TRIALS AND MAY NOT OTHERWISE SUPPORT FURTHER DEVELOPMENT IN A SPECIFIED INDICATION OR AT ALL; ACTIONS OR ADVICE OF THE U.S. FOOD AND DRUG ADMINISTRATION AND FOREIGN REGULATORY AGENCIES MAY AFFECT THE DESIGN, INITIATION, TIMING, CONTINUATION AND/OR PROGRESS OF CLINICAL TRIALS OR RESULT IN THE NEED FOR ADDITIONAL CLINICAL TRIALS; THE COMPANY’S ABILITY TO OBTAIN AND MAINTAIN REGULATORY APPROVAL FOR ITS PRODUCT CANDIDATES, AND THE LABELING UNDER ANY SUCH APPROVAL; AND THE COMPANY’S EXPECTATIONS REGARDING ITS ABILITY TO OBTAIN AND ADEQUATELY MAINTAIN SUFFICIENT INTELLECTUAL PROPERTY PROTECTION FOR ITS PRODUCT CANDIDATES. THESE AND OTHER RISKS ARE DESCRIBED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, AVAILABLE AT WWW.SEC.GOV. ANY FORWARD - LOOKING STATEMENTS THAT THE COMPANY MAKES IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE FORWARD - LOOKING STATEMENTS WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, AFTER THE DATE OF THIS PRESENTATION .

Zynerba	Pharmaceuticals (NASDAQ: ZYNE) 3 A Rare/Near - Rare Neuropsychiatric Company • Deep pipeline focused on high unmet medical needs; translating into multi - billion dollar market opportunity with Zygel™(Cannabidiol Gel) • Currently pursuing four neuropsychiatric indications: • Fragile X syndrome (FXS) – pivotal trial complete • Developmental and epileptic encephalopathies (DEE) – Phase 2 complete • Autism spectrum disorder (ASD) – Phase 2 complete • 22q11.2 deletion syndrome (22q) – Phase 2 ongoing • Experienced team • Proven development and commercialization track record in transdermal delivery, orphan diseases, neurology, and psychiatry • Well capitalized with cash runway expected into 4Q2021 • Multiple expected near term milestones

Deep Clinical Pipeline 4 *Orphan Drug Designation Zygel Cannabidiol Gel Expected Milestones Meet with FDA to discuss pivotal results in patients with a fully methylated FMR1 gene in 4Q2020; outcome also expected in 4Q2020 Discuss clinical path forward with FDA in 2H2020 Completion of enrollment once COVID - 19 restrictions in Australia are eased Communicate specific DEE syndrome(s) for further clinical development around year - end 2020

Neuropsych Indications Differentiated Formulation delivers CBD through the epidermis and into the circulatory system Zygel (ZYN002) Cannabidiol (CBD) Gel 5 Unique Mechanism of Action First & only patent - protected (2038), permeation - enhanced, pharmaceutically - produced CBD gel Transdermal CBD modulates multiple receptors and mediates numerous pathways, including the endocannabinoid pathway Potential utility in rare / near - rare neuropsychiatric conditions FDA Fast Track and Orphan Drug designations in FXS

Fragile X Syndrome (FXS) 6

Fragile X Syndrome (FXS) Overview 7 • Rare genetic developmental disability • Leading known cause of both inherited intellectual disability and autism spectrum disorder • Symptoms linked to deficiencies in the endocannabinoid (EC) system • System of neurotransmitters regulates emotional responses, behavioral reactivity to context, social interaction • Mutation in FMR1 gene on the X chromosome causes dysregulation of the EC system and results in core cognitive, social, and behavioral symptoms of FXS • CBD modulates EC system • Increases availability of endocannabinoids (anandamide, 2 - AG) • Approximately 40K U.S. patients with a fully methylated FMR1 gene ( FMet ) • No approved drugs indicated for FXS

8 • FMR1 gene codes for production of FMRP which is vital to synapse development • Mutation manifests as multiple repeats of a DNA segment (CGG) in FMR1 • No Fragile X: Segment repeats 5 to 40 times; normal production of FMRP • Premutation Fragile X: Segment repeats 50 to 200 times; reduced FMRP production • Full mutation FXS: Segment repeats >200 times; usually causes severely impacted or non - functional FMR1 and leads to core FXS behaviors • Methylation of FMR1 also plays a role in determining functionality of the gene • At ≥90% methylation (“full methylation” or FMet ), FMR1 is silenced • No FMRP is produced: Systems and processes affected by FMRP become dysregulated • Patients with full mutation FXS and full methylation of FMR1 are generally the most severely impacted by the disorder: lower IQ, more impacted behaviors • ~60% of patients with full mutation FXS are believed to fall into this category Fragile X Syndrome (FXS) Overview Full Methylation ( FMet ) of FMR1 Gene is a Biomarker for Disease Impact

CONNECT - FX: A Pivotal Trial In FXS 9 C linical study O f Ca NN abidiol (CBD) in Childr E n and Adoles C en T s with F ragile X (CONNECT - FX) Zygel (n=110) 250 mg daily 500 mg daily (weight - based dose) Placebo (n=102) Mirrors Zygel administration Treatment 212 patients randomized Three through 17 years of age Screening Open label extension (OLE) 12 weeks* 12 months Patients randomized (1:1) to receive either Zygel or placebo *2 weeks placebo period, followed by 12 weeks treatment.

10 CONNECT - FX Baseline Characteristics Placebo Zygel Total n 102 110 212 Age (years) 9.8 9.6 9.7 Sex – Males , n (%) 78 (76%) 81 (74%) 159 (75%) Weight (kg) Median 34.3 36.8 35.7 Range (Min, Max) 15.6, 104.7 14.6, 87.0 14.6, 104.7 >35kg, % 48% 56% 52% Baseline psychoactive medications, % 66% 57% 62%

11 CONNECT - FX: Qualitative Caregiver Reported Behavioral Survey Top 10 Classifications of Behavioral Challenges Utilizing the Qualitative Caregiver Reported Behavioral Survey, caregivers were asked to describe their most important behavioral challenges at baseline 66% 42% 33% 30% 29% 28% 26% 23% 22% 22% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Anxiety Aggression Temper Tantrums Easily distracted Irritable/Whiny Excessive Activity Repetitive Speech Communication issues Elopement Seeks Isloation from others

CONNECT - FX: A Pivotal Trial In FXS 12 • Primary endpoint: • Change from baseline to end of treatment in ABC - C FXS Social Avoidance subscale • Key secondary endpoints: • Change from baseline to end of the treatment in • ABC - C FXS Irritability subscale score • ABC - C FXS Socially Unresponsive/Lethargic subscale score • Improvement in Clinical Global Impression (CGI - I) at end of treatment, anchored to FXS behaviors • Aligned with FDA’s ‘Voice of the Patient’ Guidance • Captured qualitative data on clinical relevance of FXS behaviors Zygel did not statistically significantly separate from placebo on the primary or key secondary endpoints in the full analysis set

13 • Methylation of genes is considered to be important in numerous pathological disorders including FXS • Methylation has been associated with the mechanism of mGluR5 in FXS • Currently, treatment options are limited for many of these disorders • The degree of methylation can influence the severity of FXS symptoms • Pre - planned analysis of the most severely impacted patients defined by patients having ≥90% methylation (“full methylation” or “ FMet ”) of the impacted FMR1 gene • 80% of the patients enrolled in CONNECT - FX were FMet • Analysis to explore differences in two groups: • FMet group (n=167) • Non - FMet group (n=42) CONNECT - FX Background CONNECT - FX: Rationale for Pre - Planned Ad Hoc Analysis Building on the Scientific Evidence

CONNECT - FX 14 Patients Full Data Set FMet Group Non - FMet Group Randomization (ITT) 212 169 42 Full Analysis set 210 167 42 • One patient did not receive study medication after randomization and one patient did not have post - baseline efficacy assessments resulting in 210 patients in Full Analysis set • One patient with FMR1 gene deletion was not included in either the FMet or Non - FMet groups Full Data Set, FMet and Non - FMet Patient Disposition: FMet Group Comprised 80% of Full Data Set Patients

CONNECT - FX: Demographics and Baseline Characteristics 15 Similar in the Full Data Set and FMet Group Full Data Set Group FMet Group Placebo Zygel Total Placebo Zygel Total n 102 110 212 77 92 169 Age (years) 9.8 9.6 9.7 9.6 9.2 9.4 Sex – Males (%) 78 (76%) 81 (74%) 159 (75%) 54 (70%) 65 (71%) 119 (70%) Weight (kg) Median 34.3 36.8 35.7 33.9 35.7 35.0 Range (Min, Max) 15.6, 104.7 14.6, 87.0 14.6, 104.7 15.6, 104.7 14.6, 87.0 14.6, 104.7 >35kg, % 48% 56% 52% 46% 53% 50% Baseline psychoactive medications, % 66% 57% 62% 65% 54% 59%

Pre - Planned Ad Hoc Results: FMet Group 16 Zygel Achieved Statistical Significance on Social Avoidance: Changes From Baseline to Week 12 (ABC - C FXS ) Placebo N=76 Zygel N=91 Endpoints Baseline Mean (SE) Week 12 Mean (SE) Week 12 Median Percent Change Baseline Mean (SE) Week 12 Mean (SE) Week 12 Median Percent Change Treatment Difference / Odds Ratio † Treatment p - value Social Avoidance 7.18 (0.32) 5.41 (0.42) - 21.1 7.12 (0.29) 4.32 (0.33) - 40.0 - 1.00 0.020* Irritability 28.0 (1.56) 24.11 (1.56) - 11.6 29.36 (1.37) 22.69 (1.42) - 24.3 - 2.30 0.091 Socially Unresponsive /Lethargic 13.17 (0.85) 10.29 (0.80) - 20.5 13.30 (0.68) 9.03 (0.67) - 30.8 - 1.17 0.135 CGI - I - 35.7% - 51.1% 1.88 † 0.056 Primary Endpoint Secondary Endpoints *Statistically significant

CONNECT - FX: ABC - C FXS Social Avoidance Changes From Baseline to Week 12 in FMet Group 17 In placebo group, the most common change (mode) in Social Avoidance was zero 0 2 4 6 8 10 12 14 16 18 20 22 24 -12 -11 -10 -9 -8 -7 -6 -5 -4 -3 -2 -1 0 1 2 3 Placebo (n=75) Number of patients Change from baseline to week 12 Improvement Placebo mode = 0 Each dot represents a patient

18 Zygel group demonstrated greater improvement versus placebo 0 2 4 6 8 10 12 14 16 18 20 22 24 -12 -11 -10 -9 -8 -7 -6 -5 -4 -3 -2 -1 0 1 2 3 Zygel (n=88) Placebo mode = 0 Zygel mode = −4 Nearly twice (1.9x) as many Zygel children experienced changes of 4 or more points relative to placebo (n=36 vs n=19) 3.5 - times as many Zygel children made improvements of 7 or more points in Social Avoidance relative to placebo (n=14 vs n=4) Values greater than zero Placebo: 9/75 = 12.0% Zygel: 12/88 = 13.6% Change from baseline to week 12 Number of patients Placebo (n=75) Data represent observed cases: 4 patients did not have Week - 12 ABC - C FXS assessment CONNECT - FX: ABC - C FXS Social Avoidance Changes From Baseline to Week 12 in FMet Group Each dot represents a patient

CONNECT - FX: Caregiver Global Impression - Change: FMet Group 0 10 20 30 40 50 60 70 Placebo Zygel Change from Baseline to Week 12: Broad Shifts Towards Global Improvement Placebo Zygel Placebo Zygel Placebo Zygel Overall Behavior Social Interactions Irritable and Disruptive Behaviors Social Avoidance and Isolation Percentage of patients Placebo n=76 Zygel n=91 p=0.002* p=0.028* p=0.052 p=0.038* Much better Moderately better A little better *Statistically significant P - values indicate “betterment” on Zygel vs “betterment” on placebo 19

Zygel Advantages Observed in Social Avoidance Are Supported by Caregiver and Clinical Global Impression Improvements in FMet Group * Statistically significant ** Not specific to Social Avoidance 20 Primary Endpoint: ABC - C FXS Social Avoidance Subscale • Statistically significantly improvement vs. placebo (p=0.020*) Caregiver Global Impression – Change at Week 12 (Four Domains) • Statistically significant improvement vs. placebo in Social Interactions (p=0.002*) • Statistically significant improvement vs. placebo in Irritable & Disruptive Behaviors (p=0.028*) • Statistically significant improvement vs. placebo in Social Avoidance & Isolation (p=0.038*) • Trend toward statistical significance in improvement in Overall Behavior vs. placebo (p=0.052) Clinical Global Impression - Improvement** (anchored to FXS behaviors; clinician rated) • Trend toward statistical significance vs. placebo ( p =0.056)

CONNECT - FX: Safety Zygel Was Very Well Tolerated in FXS Patients 21 • Zygel was very well tolerated • Safety profile consistent with previously released data from all other Zygel trials • No safety signal identified • No serious or severe adverse events reported during the study • All treatment - emergent adverse events (TEAEs; any event, whether unrelated or related to study drug) were mild or moderate • Most common treatment - related TEAE: application site pain • Zygel: 6.4%; placebo: 1.0% • Seven total psychiatric disorder TEAEs; 5 were in placebo group • Laboratory values for chemistry and hematology comparable between placebo and Zygel groups; no clinically relevant abnormalities in either group • No clinically significant changes to liver function tests

Next Steps in Fragile X Program 22 • Meeting with FDA to discuss CONNECT - FX data and the regulatory path forward in FMet patients scheduled for 4Q2020 • Zynerba also expects to disclose the outcome of the meeting in 4Q2020 • Pivotal data to be published and presented at upcoming medical meetings

23 Autism Spectrum Disorder (ASD) in children and adolescents

ASD in Pediatrics Overview 24 • Near - rare disorder affecting ~1MM pediatric and adolescent patients • Symptoms include • Irritability • Anxiety • Restricted, repetitive patterns of behavior • Impairments in social communication • Deficits in verbal and non - verbal communication • Deficits in developing, understanding and maintaining relationships • Most diagnosed after age 4; can be diagnosed as early as age 2 ௗ • Significant unmet medical need • Accelerating rate of diagnosis but only two FDA approved products • Both atypical antipsychotics have significant side effect profile • Neither approved to address the key symptoms of social impairment and anxiety

Rationale for Developing Zygel in ASD 25 • Newer studies suggest ASD is linked to disruption in the EC system • Altered anandamide signaling may contribute to ASD - related social and communication impairments • EC system modulates many cellular functions and molecular pathways altered in ASD: imbalanced GABAergic, glutamatergic transmission, oxidative stress, immune dysregulation and altered energy metabolism • Clinical and anecdotal data demonstrate that children dosed with CBD displayed an improvement in social avoidance and anxiety • CBD may modulate the EC system and improve certain autism - related behaviors • Two recent US patents directed to methods of treating ASD by transdermally administering synthetic or purified cannabidiol , respectively, provide IP protection to 2038

BRIGHT Phase 2 Trial in ASD

Positive Topline Data Reported on May 27, 2020

Open-LaBel ToleRabIlity and Efficacy Study of ZYN002 Administered as a Transdermal Gel to CHildren and AdolescenTs with Autism Spectrum Disorder

14 Weeks: COMPLETE	24 Weeks
37 patients enrolled Three through 17 years of age Screening → **Zygel** 14 Weeks → Weight based dosing: 250 mg to 500 mg daily	**Open label extension**

Efficacy assessments (primary efficacy assessment = week 14 vs baseline):

- Aberrant Behavior Checklist (ABC-C)
- Parent Rated Anxiety Scale – Autism Spectrum Disorder (PRAS-ASD)
- Autism Parenting Stress Index
- Autism Impact Measure (AIM)
- Clinical Global Impression – Improvement (CGI-I) and Severity (CGI-S)
- Qualitative Caregiver Reported Behavioral Problems Survey

26

Baseline Patient Population: BRIGHT Patients enrolled (n) 37 Included in safety analysis 37 Included in efficacy analyses 36* Discontinuations 9 Patients completing 14 - week trial 28 BRIGHT Trial Patient Populations 27 * One patient was lost to follow up and did not have post - dosing efficacy assessments

Baseline Patient Demographics Patients enrolled, n 37 Age, years Mean (range) 9.2 (3 - 16) Sex, n (%) Male Female 34 (91.9%) 3 (8.1%) Race, % White Asian Native Hawaiian or othe r Pacific Island Other 70.3% 8.1% 2.7% 18.9% Time to diagnosis, years 5.4 Underlying medication, % Subjects entering with ≥1 underlying medication Subjects entering with ≥1 underlying psychotropic medication ( includes anti - depressants, anxiolytics and antipsychotics) 92% 65% BRIGHT Trial Patient Demographics 28

• Well tolerated; consistent with previously released data • Fewer than half of patients experienced an adverse event (AE); most were mild and transient • Only 14% of patients experienced a treatment - related AE • All application site - related • No severe or serious AEs reported during the study. 29 Strong Safety and Tolerability Profile in BRIGHT Trial in ASD

30 0 5 10 15 20 25 30 35 40 45 Irritability Inappropriate Speech Stereotypy Social withdrawal Hyperactivity Baseline: 30.3 Baseline: 12.3 Baseline: 7.4 Baseline: 37.0 Baseline: 25.1 39.1% 42.5% 35.6% 36.4% 42.6% Mean % Improvement from Baseline 39.1% * Statistically significant p<0.0001* Statistical Significance Achieved in All Subscales ABC - C Subscales p<0.0001* p<0.0001* p<0.0001* P=0.0002* Percent Improvement in ABC - C Subscale Scores at Week 14 vs. Baseline

Results of other efficacy assessments support the results demonstrated in the ABC - C, including: • Parent Rated Anxiety Scale - Autism Spectrum Disorder (PRAS - ASD): • Mean improvement of 46% at week 14 from baseline (p<0.0001) • Clinical Global Impression - Improvement (CGI - I) • 57% of patients were rated by clinician as Very Much or Much Improved at week 14 • Zynerba intends to present additional data at future medical meetings 31 ABC - C Responses Supported by Other Efficacy Assessments Next steps: Meet with FDA in 2H2020 to discuss clinical path forward

22q11.2 Deletion Syndrome (22q) 32

22q Overview 33 • Most common contiguous gene deletion syndrome • Rare disorder: ~81K patients in US • Midline condition with abnormalities affecting palate, face, heart and other organs; surgically corrected in infancy • Neuropsychiatric illnesses (anxiety disorders, ASD) and learning disabilities common and impactful • 22q associated with increased anxiety, withdrawn behavior and social interaction problems • Early onset of neuropsychiatric symptoms disrupts development and quality of life, and heightens risk of later psychotic disorders • 25 - fold increased risk of developing schizophrenia vs. 1% lifetime risk in general population

22q Patient Management 34 • Two primary stages of 22q patient management: • During infancy, doctors address acute physical concerns, such as anomalies of heart and palate, with surgery • Once the physical concerns are stabilized, focus shifts to managing neuropsychiatric symptoms, such as anxiety and autistic behaviors • No currently approved drugs indicated for 22q

Rationale for Developing Zygel in 22q 35 • CBD may treat neuropsychiatric symptoms in 22q due to activity as: • Modulator of endocannabinoid system • Agonist at serotonin 1A receptors • Antagonist at GPR55 receptors • Early control of anxiety may delay the development of psychosis • Phase 2 study underway in pediatric and adolescent patients with 22q • Enrollment delayed due to COVID - 19 travel restrictions in Australia; topline results timeline to be announced following lifting of restrictions

INSPIRE Phase 2 Trial in 22q

Enrollment Ongoing

Assessing the Impact of Zygel (Transdermal CBD Gel) on Pediatric Behavioral and Emotional Symptoms of 22q11.2 Deletion Syndrome

14 Weeks	24 Weeks
Target: 20 patients Six through 17 years of age Screening → **Zygel** 14 Weeks → Weight based dosing: 250 mg to 500 mg daily	**Open label extension**

Efficacy assessments (week 14 vs baseline) include:

- Aberrant Behavior Checklist-Community (ABC-C)
- Anxiety, Depression and Mood Scale (ADAMS)
- Qualitative Caregiver Reported Behavioral Problem Survey
- Clinical Global Impression – Severity and Improvement

36

DEE Developmental and Epileptic Encephalopathies 37

DEE Patients are Medically Fragile 38 • Group of rare / ultra rare childhood - onset epilepsies with impaired or regressed developmental progress • Cognitive impairment, psychiatric problems, and behavioral disturbances are phenotypic • Medically fragile population • Comorbidities include cerebral palsy, chronic respiratory infections, gait disturbances, movement disorders, scoliosis, and feeding problems • Includes wheelchair bound individuals with feeding tubes • Most common and debilitating seizure types in DEEs are: • Focal impaired - awareness seizures (FIAS) – formerly known as complex partial • Focal to bilateral tonic - clonic and generalized tonic - clonic seizures (TCS) – commonly known as convulsive seizures (CS)

BELIEVE Phase 2 Trial in DEE 39 Open La B el Study to Assess the Safety and E fficacy of ZYN002 Administered as a Transderma L Gel to Ch I ldren and Adol E scents with De V elopmental and E pileptic Encephalopathy 48 patients enrolled Three through 17 years of age Screening Maintenance 22 Weeks Titration 4 Weeks Open label extension Weight based dosing: Six months Six months Zygel 250 mg to 1000 mg daily Completed; Reported Positive Topline Results on 9/18/19

40 BELIEVE: Clinically Meaningful Seizure Reductions from Baseline and Sustained through Six Months in DEE 0 10 20 30 40 50 60 70 Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Median Percent Reduction from Baseline, FIAS and CS N=33 N=33 N=33 N=32 N=32 N=29 16% 44% 44% 47% 58% 51% Median Percent Reduction % % % % % % %

BELIEVE: Percentage of Patients with ≥35% and ≥50% Reduction in FIAS and TCS 41 Data reported at the 2020 American Academy of Neurology (AAN) Science Highlights Virtual Session ≥35% and ≥50% Reduction in FIAS and TCS by Time Point, mITT Population With FIAS and/or TCS at Baseline (n = 33)

42 • All events in six month period, whether unrelated or related to study drug, reported as adverse AEs (e.g.: influenza, runny nose, scrapes, etc.) • As a result and as anticipated, most patients experienced an AE • Most were mild and transient • Only one patient discontinued due to an AE (application site reaction) • Most common treatment - related adverse events occurred in only four patients each: • Application site dryness, application site pain, and somnolence (all four patients exhibiting somnolence were taking concomitant clobazam ) • Low rate of serious adverse events (SAEs) • Only two SAEs deemed possibly drug - related (LRTI and status epilepticus) • No drug - related hepatic, gastrointestinal, or lethargy - related SAEs • Tolerability profile consistent with the safety database for Zygel BELIEVE Safety Zygel Well Tolerated in this Six Month Trial: No Safety Signal Identified

43 BELIEVE: Qualitative Assessments of Behavioral and Cognitive Improvements • Epilepsy and Learning Disabilities Quality of Life (ELDQOL) scale • Statistically significant reductions from baseline in subscale scores for seizure severity, behavior, and mood observed at month 6 (p<0.01) • Qualitative caregiver feedback on improvements included: • Any improvement: 84% (n = 36) • Improved vitality: 58% (n = 25) • Improvement in seizures: 51% (n = 22) • Improved cognition/concentration: 47% (n = 20) • Improved socially avoidant behaviors: 44% (n = 19) • Improvement in irritability: 33% (n = 14) • School improvement: 28% (n = 12) • Medical improvement: 14% (n = 6) Data reported at the 2020 American Academy of Neurology (AAN) Science Highlights Virtual Session

44 BELIEVE: Qualitative Assessments of Behavioral and Cognitive Improvements • Good Day/Bad Day comparing baseline to month six: • “Good day” and “fantastic day” reports increased from 52% to 70% • “Terrible day” and “bad day” reports decreased from 12% to 4% Data reported at the 2020 American Academy of Neurology (AAN) Science Highlights Virtual Session

45 • Efficacy results: • Clinically meaningful reductions in seizures beginning in month two and sustained through six months • Suggest improvements on important behavioral symptoms • Safety results: • Zygel was well tolerated • Consistent with previously reported Zygel studies • The FDA supports a development program which would treat focal - impaired awareness and convulsive seizures • Due to the heterogeneity of DEE patients, FDA suggests pursuing individual syndromes rather than considering DEE as a single condition • The Company is evaluating specific DEE syndromes as possible clinical targets; expect to provide update around year - end 2020 Compelling Results Suggest a Potential Pathway to Pivotal Trials

Financial Strength 46 • Clean balance sheet • No debt, 29.3 M shares outstanding (as of August 6, 2020) • Cash and cash equivalent position of $77.0M as of June 30, 2020 • Cash runway expected to be sufficient to fund operations and capital requirements i nto the fourth quarter of 2021

Expected Clinical Milestones in 2020 47 FXS DEE Report pivotal CONNECT - FX topline results ASD 22q 1Q 2020 2Q 2020 Report Ph. 2 BRIGHT topline results 3Q 2020 4Q 2020 Discuss clinical path forward in ASD with FDA Results of FDA discussions on clinical path Discuss results in FMet pts with FDA & disclose outcome Enrollment delayed due to COVID - 19 travel restrictions in Australia. Topline results timeline to be determined following lifting of restrictions Provide update on path forward around Y/E 2020

Corporate Overview September 2020